Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s 2015 Amended and Restated Stock Incentive Plan, hereby constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 1st day of July, 2015.

/s/ Ted A. Gardner
Ted A. Gardner

#4094315.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s 2015 Amended and Restated Stock Incentive Plan, hereby constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 1st day of July, 2015.

/s/ Anthony W. Hall, Jr.
Anthony W. Hall, Jr.

#4094315.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s 2015 Amended and Restated Stock Incentive Plan, hereby constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 1st day of July, 2015.

/s/ Gary L. Hultquist
Gary L. Hultquist

#4094315.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s 2015 Amended and Restated Stock Incentive Plan, hereby constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 1st day of July, 2015.

/s/ Ronald L. Kuehn, Jr.
Ronald L. Kuehn, Jr.

#4094315.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s 2015 Amended and Restated Stock Incentive Plan, hereby constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 1st day of July, 2015.

/s/ Deborah A. Macdonald
Deborah A. Macdonald

#4094315.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s 2015 Amended and Restated Stock Incentive Plan, hereby constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 1st day of July, 2015.

/s/ Michael C. Morgan
Michael C. Morgan

#4094315.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s 2015 Amended and Restated Stock Incentive Plan, hereby constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 1st day of July, 2015.

/s/ Arthur C. Reichstetter
Arthur C. Reichstetter

#4094315.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s 2015 Amended and Restated Stock Incentive Plan, hereby constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 1st day of July, 2015.

/s/ Fayez Sarofim
Fayez Sarofim

#4094315.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s 2015 Amended and Restated Stock Incentive Plan, hereby constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 1st day of July, 2015.

/s/ C. Park Shaper
C. Park Shaper

#4094315.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s 2015 Amended and Restated Stock Incentive Plan, hereby constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 1st day of July, 2015.

/s/ William A. Smith
William A. Smith

#4094315.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s 2015 Amended and Restated Stock Incentive Plan, hereby constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 1st day of July, 2015.

/s/ Joel V. Staff
Joel V. Staff

#4094315.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s 2015 Amended and Restated Stock Incentive Plan, hereby constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 1st day of July, 2015.

/s/ Robert F. Vagt
Robert F. Vagt

#4094315.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s 2015 Amended and Restated Stock Incentive Plan, hereby constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 1st day of July, 2015.

/s/ Perry M. Waughtal
Perry M. Waughtal

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